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                                                                   EXHIBIT 10.59

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of February 27, 2003, between BEASLEY FOOD SERVICE, INC., a Delaware corporation (the "Company"), and OLD NATIONAL BANK, a national banking association (the "Lender").

         WHEREAS, the Company has entered into a Credit Agreement dated as of even date (as amended and in effect from time to time, the "Credit Agreement"), with the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit to the Company; and

         WHEREAS, it is a condition precedent to the Lender's making any loans or otherwise extending credit to the Company under the Credit Agreement that the Company execute and deliver to the Lender a security agreement in substantially the form hereof, and

         WHEREAS, the Company wishes to grant security interests in favor of the Lender as herein provided;

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "State", as used herein, means the State of Indiana. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.1 The term "Obligations", as used herein, means all of the indebtedness, obligations and liabilities of the Company to the Lender, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Credit Agreement, any promissory notes, guaranties or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, and the term "Event of Default", as used herein, means the failure of the Company to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Credit Agreement.

         2. GRANT OF SECURITY INTEREST. The Company hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Lender the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright

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applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics. The Lender acknowledges that the attachment of its security interest in any commercial tort claim as original collateral's subject to the Company's compliance with Section 4.7 hereof.

         3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Company hereby irrevocably authorizes the Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such Jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organization identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Company agrees to furnish any such information to the Lender promptly upon request. The Company also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code Jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

         4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, the Company agrees, in each case at the Company's own expense, to take the following actions with respect to the following Collateral:

                  4.1. PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If the Company shall at any time hold or acquire any promissory notes or tangible chattel paper, the Company shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

                  4.2. DEPOSIT ACCOUNTS. For each deposit account that the Company at any time opens or maintains, the Company shall, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the depositary bank to agree to comply at any time with instructions from the Lender to such depositary bank time directing the disposition of funds from time to time credited to such deposit account, without further consent of the Company, or (b) arrange for the Lender to become the customer of the depositary bank with respect to the deposit account, with the Company being permitted, only with the consent of the Lender, to exercise rights to withdraw funds from such deposit account. The Lender agrees with the Company that the Lender shall not give any such instructions or withhold any withdrawal rights from the Company, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Loan Documents,

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                           would occur. The provisions of this paragraph shall
                           not apply to (i) any deposit account for which the Company, the depositary bank and the Lender have entered into a cash collateral agreement specially negotiated among the Company, the depositary bank and the Lender for the specific purpose set forth therein, (ii) deposit accounts for which the Lender is the depositary and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Company's salaried employees.

                  4.3. INVESTMENT PROPERTY. If the Company shall at any time hold or acquire any certificated securities, the Company shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. If any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the issuer to agree to comply with instructions from the Lender as to such securities, without further consent of the Company or such nominee, or
                           (b) arrange for the Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (1) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, in each case without further consent of the Company or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such investment property, with the Company being permitted, only with the consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property. The Lender agrees with the Company that the Lender shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Company, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Lender is the securities intermediary.

                  4.4. COLLATERAL IN THE POSSESSION OF A BAILEE. If any goods are at any time in the possession of a bailee, the Company shall promptly notify the Lender thereof and, if requested by the Lender, shall promptly obtain an acknowledgment from

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                           the bailee, in form and substance satisfactory to the
                           Lender, that the bailee holds such Collateral for the benefit of the Lender and shall act upon the instructions of the Lender, without the further consent of the Company. The Lender agrees with the Company that the Lender shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to the bailee.

                  4.5. ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If the Company at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under
                           Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such Jurisdiction, of such transferable record. The Lender agrees with the Company that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender's loss of control, for the Company to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to such electronic chattel paper or transferable record.

                  4.6. LETTER-OF-CREDIT RIGHTS. If the Company is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Company, the Company shall promptly notify the Lender thereof and, at the request and option of the Lender, the Company shall, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Lender of the proceeds of any drawing under the letter of credit or
                           (ii) arrange for the Lender to become the transferee beneficiary of the letter of credit, with the Lender agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Credit Agreement.

                  4.7. COMMERCIAL TORT CLAIMS. If the Company shall at any time hold or acquire a commercial tort claim, the Company shall immediately notify the Lender in a writing signed by the Company of the brief details thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.

                  4.8. OTHER ACTIONS AS TO ANY AND AIL COLLATERAL. The Company further agrees to take any other action reasonably requested by the Lender to insure the attachment,

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                           perfection and first priority of, and the ability of
                           the Lender to enforce, the Lender's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company's signature thereon is required therefor, (b) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender and (f) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

         5. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Company to the Lender and securing the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Lender hereunder. In addition, the provisions of this Agreement shall he read and construed with the other Security Documents indicated below in the manner so indicated.

         6. REPRESENTATIONS AND WARRANTIES CONCERNING COMPANY'S LEGAL STATUS. The Company has previously delivered to the Lender a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate") in substantially the form attached hereto as APPENDIX I. The Company represents and warrants to the Lender as follows: (a) the Company's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Company's organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office as well as the Company's mailing address if different and (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete.

         7. COVENANTS CONCERNING COMPANY'S LEGAL STATUS. The Company covenants with the Lender as follows: (a) without providing at least 30 days prior written notice to the Lender, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company shall forthwith notify the Lender of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization or other legal structure.

         8. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC. The Company further represents and warrants to the Lender as follows: (a) the Company is the owner of or has other rights in or

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power to transfer the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Company holds no commercial tort claim except as indicated on the Perfection Certificate, and (e) the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

         9. COVENANTS CONCERNING COLLATERAL, ETC. The Company further covenants with the Lender as follows: (a) the Collateral, to the extent not delivered to the Lender pursuant to Section 4 hereof, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Lender, (b) except for the security interest herein granted and liens permitted by the Credit Agreement, the Company shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) the Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Lender except for liens permitted by the Credit Agreement,
(d) the Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) as provided in the Credit Agreement, the Company will permit the Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located,
(f) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (g) the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.

         10.      INSURANCE.

                  10.1. MAINTENANCE OF INSURANCE. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender. In addition, all such insurance shall be payable to the Lender as loss payee. Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form

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                           flood and earthquake coverages and electronic data
                           processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

                  10.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $10,000.00, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (ii) in all other circumstances, be held by the Lender as cash collateral for the Obligations. The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations.

                  10.3. NOTICE OF CANCELLATION, ETC. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Lender. In the event of failure by the Company to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

         11.      COLLATERAL PROTECTION EXPENSES: PRESERVATION OF COLLATERAL.

                  11.1. EXPENSES INCURRED BY LENDER. In its discretion, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or, if the debtor fails to do so, insurance premiums. The Company agrees to reimburse the Lender on demand for any and all expenditures so made. The Lender shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

                  11.2. LENDER'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of

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                           the Company under or pursuant to any such contract or
                           agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9.1-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

         12. SECURITIES AND DEPOSITS. The Lender may at any time following and during the continuance of a Default and Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply to the Obligations. Whether or not any Obligations are due, the Lender may, following and during the continuance of a Default and Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Company may at any time be applied to or set off against any of the Obligations then due and owing.

         13. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for the Lender without commingling the same with other funds of the Company and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

         14.      POWER OF ATTORNEY.

                  14.1. APPOINTMENT AND POWERS OF LENDER. The Company hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives

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                           said attorneys the power and right, on behalf of the
                           Company, without notice to or assent by the Company, to do the following:

                           (a)      upon the occurrence and during the
                                    continuance of an Event of Default,
                                    generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as folly and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                           (b)      to the extent that the Company's
                                    authorization given in Section 3 above is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

                  14.2. RATIFICATION BY COMPANY. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  14.3. No DUTY ON LENDER. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

         15. REMEDIES. If an Event of Default shall have occurred and be continuing, the Lender may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Lender shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdictions of the Company's principal office(s) or at such other locations as the Lender may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Company at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

         16. STANDARDS FOR EXERCISING REMEDIES. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fall to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fall to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Company or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this
Section 16.

         17. NO WAIVER BY LENDER, ETC. The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right: A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

         18. SURETYSHIP WAIVERS BY COMPANY. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Company further waives any and all other suretyship defenses.

         19. MARSHALLING. The Lender shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

         20. PROCEEDS OF DISPOSITIONS; EXPENSES. The Company shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9- 608(a)(1)(C) or 9615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

         21. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

         22. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive Jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         23. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (1) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this Section 23.

         24. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement,

         IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                           BEASLEY FOOD SERVICE, INC.

                                           By: /s/ Charles A. Beasley
                                               ---------------------------------
                                               Charles A. Beasley, President

Accepted:

OLD NATIONAL BANK

By: /s/ Jovita S. VanDerSnick
   ------------------------------------
   Jovita S. VanDerSnick, Vice President

STATE OF INDIANA               )
                               ) SS:
COUNTY OF MARION               )

         Before me, a Notary Public in and for said County and State, personally appeared Charles A. Beasley, the President of Beasley Food Service, Inc., a Delaware corporation, who, having been duly sworn, acknowledged the execution of the foregoing Security Agreement for and on behalf of such corporation as such officer and stated that all representations therein contained are true.

         WITNESS my hand and Notarial Seal this 27th day of February, 2003.

                                                       /s/ BRADLEY S. FUSON
                                                       -------------------------
                                                       Notary Public

                                                       _________________________
                                                       Notary Public (Printed)

My Commission Expires:                                 My County of Residence:

                                                       _________________________

           BRADLEY S. FUSON, Notary Public
[SEAL]  My Commission Expires: August 28, 2006
             Residing in Hamilton County

                                   APPENDIX I

                             PERFECTION CERTIFICATE

         The undersigned, the President OF BEASLEY FOOD SERVICE, INC. (the "Company"), hereby certify, with reference to a certain Security Agreement dated as of February 27, 2003 (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Company and OLD NATIONAL BANK (the "Lender"), to the Lender as follows:

         1. NAME. The exact legal name of the Company as that name appears on its Certificate of Incorporation is as follows:

         2.       OTHER IDENTIFYING FACTORS.

                  (a)      The following is the mailing address of the Company:

                           4863 West Vernal Pike
                           Bloomington, Indiana 47404

                  (b) If different from its mailing address, the Company's place of business or, if more than one, its chief executive office is located at the following address:

                           Address         County                  State

                  (c)      The following is the type of organization of the
                           Company:

                           Corporation

                  (d) The following is the Jurisdiction of the Company's organization:

                           Delaware

                  (e) The following is the Company's state issued organizational identification number [state "None" if the state does not issue such a number]:

         3.       OTHER NAMES, ETC.

                  (a) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

                  (b) Attached hereto as Schedule 3 is the information required in Section 2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or Jurisdiction of organization or otherwise, now or at any time during the past five years:

         4.       OTHER CURRENT LOCATIONS.

                  (a) The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

                           Address         County               State

                  (b) The following are all other places of business of the Company in the United States of America:

                           Address         County               State

                  (c) The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

                           Address         County               State

                  (d) The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

                           Name         Mailing Address    County      State

         5.       PRIOR LOCATIONS.

                  (a) Set forth below is the information required by Sections 4(a) or (b) with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

                           Address         County               State

                  (b)      Set forth below is the information required by
                           Section 4(c) or (d) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

                           Name        Address            County      State

         6. FIXTURES. Attached hereto as Schedule 6 is the information required by UCC Section 9.1-502(b) or former UCC Section 9.1-402(5) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this Certificate on February 27, 2003.

                                           _____________________________________
                                           Charles A. Beasley, President

                                   SCHEDULE 3

                                   TRADENAMES

                                   SCHEDULE 6

                         REAL ESTATE LEGAL DESCRIPTIONS

                                       19